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Exhibit 10.30

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO THE COLLABORATION AND LICENSE AGREEMENT

This First Amendment to the Collaboration and License Agreement (the “First Amendment”) is made and entered into, as of November 7, 2023 (“First Amendment Effective Date”), between Poseida Therapeutics, Inc., a Delaware corporation, having its principal place of business at 9390 Towne Centre Dr. #200, San Diego, CA 92121, United States of America (“Poseida”), on the one hand, and F. Hoffmann-La Roche Ltd, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“FHLR”) and Hoffmann-La Roche Inc., having its principal place of business at 150 Clove Rd., Suite 8, Little Falls, NJ 07424, United States of America (“HLR”; FHLR and HLR together referred to as “Roche”), on the other hand (Poseida and Roche, collectively the “Parties” or each individually, a “Party”).

Recitals

WHEREAS, the Parties entered into the Collaboration and License Agreement, dated as of July 30, 2022 (the “Original Agreement”); and

WHEREAS, the Parties wish to amend the Original Agreement, and specifically, (a) increase the reimbursement cap for the P-BCMA-ALLO1 Tier 1 Program with respect to certain Tier 1 Development Expenses, (b) reallocate the existing [***] for each Tier 1 Program, (c) reallocate amounts in development milestone payments for each Tier 1 Program, and (d) add an option [***] to extend the Initial Collaboration Research Term for a specified period, in lieu of pursuing Additional Collaboration Project(s) under an Additional Collaboration Research Program to enable the Parties to conduct additional activities not otherwise contemplated in the Initial Collaboration Research Plan.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Roche and Poseida agree as follows:

Amendment

1. Amendment to Section 8.2.1 (Reimbursement of Certain Tier 1 Development Expenses). The Parties intend to increase the maximum reimbursement cap with respect to Tier 1 Development Expenses for the P-BCMA-ALLO1 Tier 1 Program only. Accordingly, the first paragraph of Section 8.2.1 is hereby amended to include the following underlined provisions:

8.2.1 Reimbursement of Certain Tier 1 Development Expenses. For each Tier 1 Program, Roche shall reimburse [***] of the FTE Costs and Out-of-Pocket Costs incurred by Poseida after the Execution Date in the performance of its Tier 1 Activities under and in accordance with the applicable Tier 1 Development Plan (for the avoidance of doubt, [***] (“Tier 1 Development Expenses”) up to a maximum reimbursement cap of (a) twenty million, one hundred seventy-five thousand, two hundred sixty-eight US Dollars

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and forty-five cents ($20,175,268.45) for the P-BCMA-ALLO1 Tier 1 Program and (b) twenty million US Dollars ($20,000,000) for the P-CD19/CD20-ALLO1 Tier 1 Program. Any Tier 1 Development Expenses incurred by Poseida for each Tier 1 Program in excess of the foregoing cap for such Tier 1 Program shall be [***]. Until the foregoing cap for such Tier 1 Program has been reached, Poseida shall provide to Roche with regard to such Tier 1 Program, an invoice for Roche’s reimbursable share of the Tier 1 Development Expenses within [***] following the end of the Calendar Quarter in which such Tier 1 Development Expenses were incurred, accompanied by a written report summarizing all Tier 1 Development Expenses for the applicable Tier 1 Program during such Calendar Quarter and calculating the amount thereof reimbursable by Roche under this Section 8.2.1. [***]

2. Amendment to Section 2.3.2 (Responsibilities of the JMT), 2.4.3 (Decisions), and 8.2.2 [***]; addition of Section 5.2.1(d) [***]. The Parties intend to add [***] with the aim of identifying certain process improvements to be implemented by the Parties for each Tier 1 Program prior to Technology Transfer of each such Tier 1 Program from Poseida to Roche. [***]. Accordingly, the following provisions are hereby amended as follows:

Section 2.3.2 is hereby amended to include the following underlined provision:

2.3.2 Responsibilities of the JMT. The JMT shall be responsible for performing the following functions:

(a) drafting and approving the Tier 1 Process Development Plan for each Tier 1 Program, and any amendments thereto;

(b) drafting and approving the Technology Transfer Plans, and any amendments thereto;

(c) reviewing and discussing, no less than once per Calendar Quarter, the Manufacturing Costs for a Tier 1 Program;

(d) [***]

(e) reviewing and determining whether or not Poseida has achieved the applicable Manufacturing Feasibility Criteria for a Tier 1 Program;

(f) coordinating the initial technology transfers for each Tier 1 Program pursuant to Section 5.3;

(g) coordinating the Technology Transfer for each Tier 1 Program, Optioned Tier 2 Program, and Collaboration Program;

(h) prior to the applicable Technology Transfer, discussing Manufacturing Process development and improvement updates and coordinating and proposing to the JRT or JDT, as applicable, any of such Manufacturing Process improvements, for each Tier 1 Program, Tier 2 Program, or Collaboration Program;

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(i) coordinating with the JDT to provide CMC and manufacturing updates as they pertain to the development of each Therapeutic Program;

(j) coordinating with the JDT to create and implement any action plans to address requests from a Regulatory Authority with respect to each Therapeutic Program;

(k) coordinating the Initial Licensed Technologies Transfer pursuant to Section 6.6.1(b) and Full Licensed Technologies Transfer pursuant Section 6.6.2(c) and any updates thereto;

(l) discussing and attempting to resolve any potential or evolving disagreement between the Parties related to the Manufacturing Process development or Technology Transfers;

(m) establishing CICC and data integrity procedures and policies;

(n) establishing, dissolving and overseeing Working Groups, as appropriate, to carry out its functions and resolving any Disputes that arise in such Working Groups;

(o) performing such other functions as agreed to by the Parties or as specified in this Agreement;

(p) drafting and approving the [***] for implementation of certain improvements to the Manufacturing Process of each Tier 1 Program prior to Technology Transfer of such Tier 1 Program;

(q) reviewing and confirming that all Manufacturing Process improvements set forth in the applicable [***] have been implemented for each Tier 1 Program prior to Technology Transfer of such Tier 1 Program.

Section 2.4.3 is hereby amended to include the following underlined provision:

2.4.3 Decisions. The JSC shall operate as to matters within its responsibility by attempting to reach agreement by consensus, with each Party casting [***]. If the JSC cannot, or does not, reach consensus on an issue at a meeting or within [***] thereafter, then (a) [***], and (b) [***]; provided that

(i) neither Party shall have the right to amend the Agreement or waive its obligations under the Agreement;

(ii) neither Party shall have the final decision-making authority over: [***]; and

(iii) [***].

Section 5.2.1(d) is hereby added to the Original Agreement:

(d) [***]. For each Tier 1 Program, prior to the Manufacturing Transition Initiation Date of each such Tier 1 Program, the Parties shall implement certain Manufacturing Process improvements pursuant to [***]. The initial [***] for both Tier 1 Programs is

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attached hereto as Exhibit 5.2.1(d)-1. The [***] shall be an addendum to the Tier 1 Process Development Plan.

Each Party shall [***] perform the activities assigned to it under [***], under [***], within any timelines and budgets set forth therein [***]. The Parties shall provide each other with regular updates on the progress of the implementation of such Manufacturing Process improvements at JMT meetings. Each [***] identifies Manufacturing Process improvements to be implemented by the Parties.

Within [***], the JMT shall finalize the [***], which shall be consistent with [***]. Following [***] of the [***] for the [***] Tier 1 Program, [***]. For avoidance of doubt, approval of any [***], and [***] have been implemented, shall in each case [***], and if [***] on any such matter, the matter would be [***].

Section 8.2.2 is hereby amended to include the following underlined provision:

8.2.2 [***]

Tier 1 Program	P-BCMA-ALLO1	P-CD19/CD20-ALLO1
[***]	$[***]	[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

[***]

3. Amendment to Section 1.67 (definition of Phase II Clinical Trial); addition of definition of Phase IB Clinical Trial; amendment to Section 8.6.1 (Tier 1 Programs; Optioned Tier 2 Programs). For the Tier 1 Programs only, the Parties intend to reallocate certain development milestones and add new development milestones. Accordingly, the following provisions are hereby amended as follows:

With respect to the P-BCMA-ALLO1 Tier 1 Program only, for purposes of Section 8.6.1 and Section 8.6.4 only, the following definition of “Phase II Clinical Trial” shall apply:

1.67 “Phase II Clinical Trial” means a human clinical trial, for which the primary endpoints include a determination of efficacy of a product in patients being studied as described in 21 C.F.R. §312.21, or similar clinical study in a country other than the US. [***].

With respect to the P-BCMA-ALLO1 Tier 1 Program only, for purposes of Section 8.6.1 and Section 8.6.4 only, the following definition of “Phase IB Clinical Trial” shall apply:

“Phase IB Clinical Trial” means the portion of a Phase I Clinical Trial in which a Therapeutic Product is administrated for the purpose of identifying a recommended dose for a Phase II Clinical Trial or Phase III Clinical Trial for such Therapeutic Product.

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Section 8.6.1 is hereby amended to include the following underlined provisions and shaded entries in the milestone table:

8.6.1 Tier 1 Programs; Optioned Tier 2 Programs. For each Tier 1 Program or Optioned Tier 2 Program, Roche shall pay Poseida each applicable non-creditable, non-refundable milestone payment set forth in the following table, in accordance with Section 9.1.1, following the first achievement of the corresponding milestone event for such Tier 1 Program or Optioned Tier 2 Program, as applicable:

Milestone Event	P-BCMA-ALLO1 Program	P-CD19/CD20-ALLO1 Program	Optioned Tier 2 Program with Option exercise at Completion of Phase I DE+ (pursuant to Section 3.2.3)	Optioned Tier 2 Program with Option exercise at ED-Go (pursuant to Section 3.2.1)
[***]	[***]	$[***]	[***]	[***]
[***]	[***]	[***]	[***]	$[***]
[***]	$[***]	$[***]	[***]	[***]
[***]	$[***]	[***]	[***]	[***]
[***]	[***]	$[***]	[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]

[***]. For the avoidance of doubt, Roche’s cumulative obligation under this Section 8.6.1 shall in no event exceed: (a) for the P-BCMA-ALLO1 Tier 1 Program, [***]; (b) for the P-CD19/CD20-ALLO1 Tier 1 Program, [***]; (c) for each Optioned Tier 2 Program for which Roche exercises its Option the Completion of Phase I DE+, [***]; and (d) for each Optioned Tier 2 Program for which Roche exercises its Option at “ED-Go”, [***].

As used herein, [***] for which the same milestone has not been achieved previously, and does not need to be the same for each milestone. For example, the milestone for [***] for a [***] and the milestone for [***] for a [***] may be achieved in [***]. For clarity, if either a Tier 1 Product [***] or an Optioned Tier 2 Product [***] achieves the “[***]” milestone, then the same Tier 1 Product [***] or Optioned Tier 2 Product [***] is eligible to achieve the “[***]” only if (i) such [***] is tested in an [***] tested in achieving the “[***]” milestone and (ii) such “[***]” milestone has not already been achieved by the applicable Tier 1 Product or Optioned Tier 2 Product [***].

Section 8.6.4 is hereby amended to include the following underlined provisions:

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8.6.4 Skipped Milestones. If any [***] under Section 8.6.1, 8.6.2, 8.6.3(a) or 8.6.3(b) is skipped because no [***], then the applicable skipped milestone event will be deemed achieved at the time of [***], and the corresponding milestone payment for such skipped milestone event(s) will be paid at the time of [***].

4. [***].

5. Amendment to Section 3.4.1 (Initial Collaboration Research Program); addition of Section 8.4.4 (Collaboration Research Program Extension Fee). The Parties intend to add an option for Roche to elect to extend the Initial Collaboration Research Term and expand the Initial Collaboration Research Program under certain terms and conditions. Accordingly, Section 3.4.1 is hereby amended to include the following underlined provisions:

3.4.1 Initial Collaboration Research Program; Collaboration Research Program Extension. During the Initial Collaboration Research Term, the Parties shall conduct an initial research collaboration program (the “Initial Collaboration Research Program”), pursuant to an agreed research plan (the “Initial Collaboration Research Plan”), to explore and preclinically test up to six (6) agreed upon scientific hypotheses and/or therapeutic concepts (each such designated hypothesis or concept, a “Collaboration Research Project”) involving either (a) the development of potential generally applicable improvements to Allo CAR T-Cell Therapies (“Collaboration Improvements”), (b) the prototyping and testing preclinically of a range of new Allo CAR T-Cell Therapies Directed To Target(s) relevant to Heme Malignancy(ies), or (c) the exploration, [***]. For each of the up to six (6) Collaboration Research Projects under the Initial Collaboration Research Program, the Parties will generate a Collaboration Research Data Package to inform Roche’s Collaboration Research Program Designation under Section 3.4.3 and, if applicable, to prioritize any further research and development of Allo CAR T-Cell Therapies in the Additional Collaboration Research Program, including prioritization of actual or potential Collaboration Targets, potential clinical combinations and/or design of next-generation Allo CAR T-Cell Therapies. The Initial Collaboration Research Plan, which sets forth the initial [***] Collaboration Research Projects, the requirements for the Collaboration Research Data Package for each such Collaboration Research Project, and the activities to be conducted by the Parties for each such Collaboration Research Project, is attached hereto as Exhibit 3.4.1, as may be amended by the JRT. For Roche, such activities would include [***]. For Poseida, such activities would include leading the cell engineering to develop Collaboration Improvements, prototyping and preclinical testing Allo CAR-T Cell Therapies, and supplying the CAR Cells. Roche and Poseida shall each use Commercially Reasonable Efforts to perform the activities assigned to it under the Initial Collaboration Research Plan within the timelines specified therein. Each Party shall conduct its activities under the Initial Collaboration Research Plan at its own expense and in accordance with the terms and conditions of this Agreement. The Parties shall regularly discuss updates at JRT meetings (or more frequently at Roche’s request) regarding the status and progress of each Collaboration Research Project. The Initial Collaboration Research Plan, including all activities thereunder, shall be carried out during the period

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commencing on [***] (unless the Parties agree otherwise in writing) until twenty-four (24) months thereafter (the “Initial Collaboration Research Term”), and the Initial Collaboration Research Plan shall only assign to Poseida activities that can be completed by Poseida using Commercially Reasonable Efforts within such twenty-four (24) month period. [***]

[***], at any time during the Initial Collaboration Research Term, [***] may elect to extend the Initial Collaboration Research Term through no later than [***] (or other date as mutually agreed to by the Parties) (the “Extended Collaboration Research Term”) and have the Parties conduct additional activities not otherwise contemplated under the Initial Collaboration Research Plan with respect to Collaboration Research Projects selected by Roche, pursuant to an amended Initial Collaboration Research Plan. Such amended Initial Collaboration Research Plan shall set forth any existing Collaboration Research Projects that will continue under such amendment, any new Collaboration Research Projects to be added to the Initial Collaboration Research Program pursuant to such amendment (subject to JRT approval as described in Exhibit 3.4.1, and subject to the limitation on the designation of no more than six (6) Collaboration Research Projects described above), any new requirements for the Collaboration Research Data Package, the activities to be conducted by each of the Parties for each such Collaboration Research Project, and the respective timelines for completion of each such activity which the Parties shall use reasonable and good faith effort to ensure such activities may be reasonably completed by the end of the Extended Collaboration Research Term. Each Party shall conduct its activities under such amended Initial Collaboration Research Plan at its own expense and in accordance with the terms and conditions of this Agreement. The Parties shall regularly discuss updates at JRT meetings (or more frequently at Roche’s request) regarding the status and progress of each Collaboration Research Project.

[***] may elect to extend such Initial Collaboration Research Term by providing written notice to Poseida at any time prior to the expiration or termination of the Initial Collaboration Research Term. If [***] makes such election, then within [***] of [***] election, the JRT shall draft and approve the amended Initial Collaboration Research Plan. Notwithstanding anything to the contrary, Poseida shall not be obligated to conduct any activities under such amended Initial Collaboration Research Plan following the end of the Extended Collaboration Research Term. Within [***] of the JRT’s approval, and Roche shall pay the Collaboration Research Program Extension Fee as provided in Section 8.4.4.

If [***] elects to extend the Initial Collaboration Research Term as set forth above and conduct such additional activities, Roche’s right to elect to add Additional Collaboration Research Projects under an Additional Collaboration Research Program as described to Section 3.4.2 shall be reduced by one (1) Additional Collaboration Research Project for each Collaboration Research Project subject to such extension. For example, if [***] elects to extend the Initial Collaboration Research Term and conduct additional activities with respect to two (2) Collaboration Research Projects, then, if Roche elects to initiate an Additional Collaboration Research Program, then Roche may only elect up to four (4) Additional Collaboration Research Projects for such Additional Collaboration Research Program. For the avoidance of doubt, Poseida shall not be obligated to perform, at any

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given time, more than six (6) Collaboration Research Projects and Additional Collaboration Research Projects in total.

Section 8.4.4 is hereby added to the Original Agreement:

8.4.4 Collaboration Research Program Extension Fee. If [***] elects to extend the Initial Collaboration Research Term pursuant to Section 3.4.1, Roche shall pay Poseida a one-time, non-creditable, non-refundable, fee in the amount of [***] (the “Collaboration Research Program Extension Fee”). Poseida shall invoice Roche for the Collaboration Research Program Extension Fee after written notice [***] election to extend the Initial Collaboration Research Term pursuant to Section 3.4.1, and Roche will pay Poseida within [***] of receipt of an undisputed invoice from Poseida with respect thereto.

6. [***]. The Parties acknowledge and agree that [***].

7. Extension of Initial Research License Term. The Parties intend to extend the Initial Research License Term through [***]. Accordingly, Section 6.6.1(a) of the Original Agreement is hereby amended to include the following underlined provisions:

(a) License. Effective upon the later of the Effective Date or [***] (unless the Parties agree otherwise in writing) and terminating [***] (the “Initial Research License Term”), Poseida hereby grants to Roche a non-exclusive, non-transferable (except as permitted pursuant to Section 17.3), sublicensable to Affiliates only (in accordance with Section 6.8), worldwide license under the (i) Cas-CLOVER Gene Editing IP, (ii) Tscm-Enabling IP, and (iii) the Donor Selection IP (collectively, the “Licensed Technologies”) solely to perform research activities pursuant to the study plan attached hereto as Exhibit 6.6.1(a), as may be amended upon agreement of the Parties (the “Study Plan”).

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6. No Other Amendments. Except as herein expressly amended, the Original Agreement shall remain in full force and effect and enforceable against each Party in accordance with its terms. Unless the context otherwise requires, the term “Agreement” as used in the Agreement shall be deemed to refer to the Agreement as amended hereby. In the event of any conflict between the terms and conditions of this First Amendment and the Original Agreement, the terms and conditions set forth in this First Amendment shall control with respect to the subject matter hereof.

7. Counterparts; Electronic Signatures. This First Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. The Parties agree that execution of this First Amendment by e-Signatures or by exchanging executed signature pages in .pdf format shall have the same legal force and effect as the exchange of original signatures. As used in this Section, “e-Signature” shall mean a signature that consists of one or more letters, characters, numbers or other symbols in digital form incorporated in, attached to or associated with the electronic document, that (a) is unique to the person executing the signature; (b) the technology or process used to make the signature is under the sole control of the person making the signature; (c) the technology or process can be used to identify the person using the technology or process; and (d) the electronic signature can be linked with an electronic document in such a way that it can be used to determine whether the electronic document has been changed since the electronic signature was incorporated in, attached to or associated with the electronic document.

[Signature page follows – the rest of this page intentionally left blank.]

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IN WITNESS WHEREOF, Poseida and Roche have executed this First Amendment by their respective officers hereunto duly authorized, on the First Amendment Effective Date.

POSEIDA THERAPEUTICS, INC.

By: /s/ Mark Gergen

Name: Mark Gergen

Title: CEO

F. HOFFMANN-LA ROCHE LTD

By: /s/ Matthias Rueth By: /s/ Barbara Schroeder de Castro Lopes

Name: Matthias Rueth Name: Barbara Schroeder de Castro Lopes

Title: Head Alliance and Asset Management Title: Authorized Signatory

HOFFMANN-LA ROCHE INC.

By: /s/ Gerald Bohm

Name: Gerald Bohm

Title: Assistant Secretary

[Signature Page to First Amendment to Collaboration and License Agreement]

Exhibit 5.2.1(d)-1

Initial [***] for P-BCMA-ALLO1 and P-CD19/CD20-ALLO1

[***]

5.2.1(d) - 1